Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350, AS
                         ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


      Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of John Hancock Life Insurance Company. (the "Company"), hereby certifies, to his knowledge, that:

      (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2004, (the "Report") fully complies with the requirements of
            Section 13(a) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.


Dated: March 31, 2005
                                        /s/ STEVEN FINCH
                                        ----------------
                                        Name:  Steven Finch
                                        Title: Senior Vice President and
                                               Chief Financial Officer